EXHIBIT 99.1
Michael Golden, President/CEO John Kelly, CFO March 2007

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, and anticipated sales and operating results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

Investment Highlights Highly valuable Smith & Wesson brand Large market opportunity in safety, security, protection and sport Leading market position in the handgun market Recently entered all long-gun market segments (rifles, shotguns) Experienced management team with proven track record Strong financial performance NASDAQ: SWHC Shares Outstanding: 39.6M Price: $13.23 (at 3/16/07) Market Cap: $524MM

Company Profile 155-year old American firearms company Largest U.S. manufacturer of handguns & handcuffs 2006 market share: #1 in revolvers - FY2006 sales growth: 14% #3 in pistols - FY2006 sales growth: 69% New growth fueled by: Taking share in $625M core handgun market Expansion into $1.1B long gun market 80% larger than handgun market Acquired Thompson/Center Arms January 2007 Launching S&W hunting rifle in mid-2007 1400 Employees in three non-union, U.S. factories: Springfield, MA; Houlton, ME; Rochester, NH

Michael Golden, President/CEO 30 Yrs: Kohler, Stanley Works, Black and Decker, Procter & Gamble John Kelly, CFO 22 Yrs: Smith & Wesson Leland Nichols, President, Smith & Wesson Firearms 22 Yrs: Kohler, Stanley Works, Black and Decker Gregg Ritz, President, Smith & Wesson Hunting 14 Yrs: Thompson/Center Arms, Inc. Tom Taylor, VP Marketing 24 Yrs: Coca Cola, Frito-Lay Tom Fimmen, VP Sales 25 Yrs: Union Carbine, GE Silicones, Stanley Works (Wal-Mart Sales Mgr) Ken Chandler, VP Operations 22 Yrs: Ingersoll Rand, Autoliv Bobbie Hunnicutt, VP Licensing 25 Yrs: Meredith, Stanley Works, Harley-Davidson Experienced Management Team

S&W: 87% Brand Awareness Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their future purchase intent: Product / Service S&W Rank Current Status Revolvers #1 Served Pistols #1 Served Tactical Rifles #1 Served: March 2006 Shotguns #3 Introduced: Jan 2007 Hunting Rifles #3 Planned launch: Mid-2007 Security Systems #3 Not served Ammunition #4 Not served

Our Vision Security Protection Sport Safety The most recognizable company in the global business of Safety...Security...Protection...Sport

Growth Strategy Use "Safety-Security-Protection-Sport" platform to enter new markets while continuing to drive growth in our core firearms businesses Innovative Products Law Enforcement Military/Federal Gov't International Sporting Goods Long Guns Law Enforcement Criminal Investigation Homeland Security Defense Re-energize the legacy Key to new market entry Licensing opportunities Marketing initiatives Drive Growth in Handgun Market Diversify into New Markets Build and Leverage Brand

Smith & Wesson - Handguns Revolvers/Pistols

S&W MARKET REVOLVERS 54.3 129 S&W MARKET PISTOLS 46 453 $136MM $52MM* $490MM S&W 2006 (Includes Walther Products) Market 2005 2005 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET - 2006 (FISCAL) S&W SALES $61MM 45% SOURCE: BATF 2005 Excise Tax Study & Smith & Wesson Management Estimates 11% Revolver / Pistol Market: $626MM Revolvers Pistols *Does not include $10MM in Sigma Pistol Sales to U.S. Gov't for Afghan Military

Smith & Wesson Firearms Sales -0.03 0.01 0.13 0.1 0.14 0.22 0.24 0.44 0.48 0.43 0.46 (Year over Year Growth %) Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07

Sporting Goods Channel Management Strategy Fed Gov't/Military Local LE International

Strategy: Sporting Goods Channel

- **Growth in FY 2006: +19.4% (Q3: +29.6%)**
  - **Engraving/Performance Center & Commemoratives: +250%**
- **Sales Force Conversion: 30 U.S. Sales Employees**
- **New Product Support:**
  - **M&P Pistol Family**
  - **M&P15 Tactical Rifle Series**
  - **"Classics" Series**
  - **Shotguns**
- **Consumer "Pull" Promotions & Marketing**
  - **Shooting for Hawaii**
  - **NASCAR**
  - **Unrivaled editorial coverage**


Sporting Goods

Smith&Wesson

13

Sporting Goods Sales Growth Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 24 23 29 39 41 35 38 8% 8% 24% 32% 37% FY ($ In Millions) 52% 30%

Strategy: Military/Federal Government Growth in FY 2006: $11MM vs $0 in 2005. (1H FY 2007: 237%) Won: Four orders / 75K Units - US Gov't to Afghanistan Military Regular Visits to Washington by CEO, COO, Lobby Firm Increasing visibility on industry issues, potential orders Quality products, made in America, by an American Company Anticipate military changing from 9 mm to 45 caliber M&P45 Pistol launched January 2007 Robust M&P Product Portfolio: M&P40, M&P9, M&P40 Compact, M&P9 Compact, M&P45, M&P15 Tactical Rifle Several federal agencies testing M&P Pistol and Rifle

Strategy: Law Enforcement Smith & Wesson originally owned 98% of LE: today 10% Market Size: 17,000 Departments and 800,000 Officers Goal: Re-take leadership with M&P Pistols & Rifles Designed with and for Law Enforcement Growth in Q3 FY 2007: 135% 80% Win Rate - Represents 19,000 officers 158 LE Departments committed to M&P Pistol 151 departments currently testing Experienced Leadership: Several experienced Glock sales leaders hired FY 2006 New, Full Polymer Pistol/Rifle Portfolio: Jan 2006: M&P40 - Initial L/E entry May 2006: M&P9 - Preferred international caliber Feb 2006: M&P15/15T - Provides SWAT tactical capability (96% win rate) Oct 2006: M&P9 Compact - Concealed carry Jan 2007: M&P40 Compact - Concealed carry Jan 2007: M&P45 Full Size - Military potential

Strategy: International Established & expanding sales channel and revenue base Upgrading sales agents to enhance contacts in police/military Europe, Latin America, Asia, Middle East New Product Support: M&P9: Domestic & international markets Lobbying focus: Shorten Federal export approval timeline Raise $1MM Congressional approval export threshold Growth in FY 2006: 61.1%

Addressing New Growth Opportunities Safety...Security...Protection...Sport Opportunities for Entry: License Acquire Manufacture Outsource Homeland Security Defense Law Enforcement & Criminal Investigation Long Guns Market Opportunities:

Smith & Wesson - Long Guns Rifles/Shotguns

Entering New Markets: Long Guns SOURCE: BATF 2005 Excise Tax Study and Smith & Wesson Management Estimates Based on 2005 vs. 2006 data from top 3 distributors. The long gun market is 80% larger than the handgun market 2005 U.S. DOMESTIC NON-MILITARY MARKET RIFLES SHOTGUNS TACTICAL RIFLES BLACK POWDER 642 346 132 80 Bolt Action Rifles $506mm (46%) Shotguns $354MM (32%) Black Powder Rifles $80MM (7%) $1.1 Billion Tactical Rifles $152MM (14%)

Why the Long Gun Market? $1.1 Billion Market: 80% larger than handguns Consumers already perceive S&W as a leader Highly fragmented and void of sophisticated marketing Solidly executing on long gun entry plan: Entered long gun market March 2006: M&P15 Tactical Rifle Sales/orders exceed 10% of market in first year Unveiled first shotgun products January 2007 Developing S&W hunting rifle for mid-2007 launch Recently acquired Thompson/Center Arms adds full complement of hunting rifles to portfolio accelerates S&W entry/growth in the long gun market

Thompson/Center Arms Company Overview 41-year old long gun company in Rochester, NH Leading player in black powder and interchangeable firearms systems markets - 52% market share in black powder Robust new product pipeline for 2007 Launched first bolt action rifle January 2007 - ICON Acquisition Benefits Provides S&W immediate entry into hunting rifles Long gun barrel manufacturing expertise accelerates S&W growth in rifles Expands and strengthens existing distribution channels No product overlap

Building the Brand: Licensing Upgrading Retail Licensee Portfolio: Wilsons Leather, Gun Safes, Gun Cleaning Products, Hats/T- shirts, Automotive Establishing licensees in professional markets where Smith & Wesson can do business beyond licensing: Explosive-detection equipment New Possibilities: Safety...Security...Protection...Sport & Brand Loyalty Future: Long Gun Accessories Homeland Security Criminal Investigation Defense Law Enforcement

Enhancing Productivity Achievements through Dec. '06: - Turns improvement +11% - On time delivery improved from 60% to 85% - Machine uptime improved from 60% to 85% - Guns/day output +57% vs '05 +138% vs '04 - Productivity ratio + 10% vs prior year Blending craftsmanship with technology: - Implementing Smith & Wesson Operating System - Investing in Equipment and Technology - Technology Cell - Pistol Manufacturing - New machining / Equipment re-furbishing New process reduced steps from 13 to 3

Financial Overview

Quarterly Income Statement Summary Sales: +39% Net Income: +38% Sales: +44% Net Income: +73% (a) 2005 Six Months Ended Oct. 31 Results include $3.1MM environmental reserve reduction ($1.9MM after tax, $0.05 per share) (a) Growth:

Annual Income Statement Summary Sales: +5% Net Income: +527% Sales: +27% Net Income: +67% FY 07 Results reflect Thompson acquisition including approximately $5.0 million in amortization of inventory FMV valuation and acquisition related intangibles Sales: +42% Net Income: +38% Growth:

Acquisition Accounting Under recent accounting pronouncements related to purchase accounting, certain intangible assets, sales backlog and inventory must be valued at "fair value" in accordance with the accounting pronouncements and amortized over their estimated useful lives. As a result, the amounts allocated to inventory and backlog are expected to significantly impact the results in the first quarter after the acquisition. Amounts allocated to amortizable intangible assets are amortized over 5 to 20 years. These are all non-cash adjustments. Note: These numbers are preliminary and are subject to change based upon the Thompson balance sheet and backlog at the time the transaction is closed.

Updated FY07 Annual Guidance (US$ in millions, except per share data) SWHC Standalone FY07 Thompson/ Center Arms January - April 2007 Non-cash Purchase Accounting Adjustments Pro Forma for Acquisition FY07 Net Product Sales $206.0 $19.0 - $225.0 Net Income 14.6 0.5 $(3.1) 12.0 EBITDA 34.2 2.3 - 36.5 Earnings per Diluted Share: $0.35 $0.01 $(0.07) $0.29

(US$ in millions, except per share data) SWHC Standalone FY08 Pro Forma for Acquisition FY08 Net Product Sales $250.0 $320.0 Net Income 22.0 27.0 EBITDA 47.5 62.2 Earnings per Diluted Share: $0.52 $0.60 FY08 Annual Guidance

Investment Highlights Highly valuable Smith & Wesson brand Large market opportunity in safety, security, protection and sport Leading market position in the handgun market Recently entered all long-gun market segments (rifles, shotguns) Experienced management team with proven track record Strong financial performance NASDAQ: SWHC Shares Outstanding: 39.6M Price: $13.23 (at 3/16/07) Market Cap: $524MM